LEGG MASON PARTNERS INCOME TRUST

LEGG MASON WESTERN ASSET MANAGED MUNICIPALS FUND

SUPPLEMENT DATED MARCH 22, 2010

TO THE SUMMARY PROSPECTUS

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus dated June 28, 2009, as amended on November 24, 2009 and November 25, 2009, as supplemented on March 12, 2010 and March 19, 2010 and as may be amended or further supplemented, the fund’s statement of additional information, dated June 28, 2009, as amended on July 6, 2009, as supplemented on March 12, 2010 and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated February 28, 2009, are incorporated by reference into this Summary Prospectus.

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